GREENSHIFT CORPORATION FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-50469

Date of Report: October 18, 2013

GREENSHIFT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware		59-3764931
(State of other jurisdiction of incorporation or organization)		(IRS Employer Identification No.)

5950 Shiloh Road East Suite N, Alpharetta, GA		30005
(Address of principal executive offices)		(Zip Code)

(770) 886-2734
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Appointment of Certain Officers

On October 18, 2013 the Registrant’s Board of Directors appointed the following officers:

Chairman of the Board	-	Kevin Kreisler
Chief Executive Officer	-	Edward Carroll
President	-	Edward Carroll
Executive V.P. - Chief Financial Officer	-	Edward Carroll
V.P. - Chief Technology Officer	-	David Winsness
V.P. - Chief Operating Officer	-	Greg Barlage
Executive V.P., Secretary	-	Richard Krablin

Each of the officers was previously an officer of the Registrant.  Information regarding the officers can be found in the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 21, 2013	GREENSHIFT CORPORATION

	By:	/s/ Edward Carroll
Edward Carroll
Chief Executive Officer